                                                                     Exhibit 4.1

  COMMON STOCK                                                                     COMMON STOCK
----------------                                                                 ----------------
     NUMBER                                                                           SHARES
                                [INSYNQ LOGO APPEARS HERE]
----------------                                                                 ----------------

                   INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE          CUSIP 45809X 10 5
                                                                                  SEE REVERSE FOR
                                                                                CERTAIN DEFINITIONS


               THIS CERTIFIES THAT



               is the record holder of

            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE PER SHARE, OF
     ------------------------------------- INSYNQ, Incorporated -----------------------------------------
        transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of the Certificate properly endorsed.  This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
            Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

        Dated:


        /s/ M. Carroll Benton              [CORPORATE SEAL]                /s/ John P. Gorst

        SECRETARY AND TREASURER                                            CHAIRMAN AND CHIEF EXECUTIVE OFFICER



                                                                           COUNTERSIGNED AND REGISTERED:
                                                                             COLONIAL STOCK TRANSFER COMPANY
                                                                                              TRANSFER AGENT
                                                                                               AND REGISTRAR


                                                                                        AUTHORIZED SIGNATURE

                             INSYNQ, Incorporated

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- ____________ Custodian _____________
TEN ENT -- as tenants by the entireties                                 (Cust)                 (Minor)
JT TEN  -- as joint tenants with right of                            under Uniform Gifts to Minors
           survivorship and not as tenants                           Act ________________________________
           in common                                                                (State)

                                                UNIF TRF MIN ACT  -- __________ Custodian (until age ___)
                                                                       (Cust)
                                                                     ____________ under Uniform Transfers
                                                                       (Minor)
                                                                      to Minors Act ______________________
                                                                                          (State)

    Additional abbreviations may also be used though not in the above list.

For Value received, ________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________


________________________________________________________________________________
    PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE,
                                  OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares

of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ___________________________________

                                                      X  ________________________________________________

                                                      X  ________________________________________________
                                                NOTICE:  THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                                         CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE
                                                         FACE OF THE CERTIFICATE IN EVERY PARTICULAR
                                                         WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                                         WHATEVER.

Signature(s) Guaranteed:


By _____________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.